Retirement Plans (Notes)	6 Months Ended
Jun. 30, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans
12. Retirement Plans
We fully recognize the obligations associated with our retiree healthcare and other postretirement plans and single-employer defined benefit cash balance plan in our financial statements.
Pensions
The net periodic benefit cost associated with our cash balance plan for both the three and six months ended June 30, 2016 and 2015, was $0.6 million, $1.2 million, $0.7 million and $1.3 million, respectively.
Postretirement Obligations
The net periodic benefit cost associated with our postretirement medical benefit plans for the three and six months ended June 30, 2016 and 2015, was $0.03 million, $0.06 million, $0.2 million and $0.5 million, respectively.
Our benefit obligation at December 31, 2015, for our postretirement medical benefit plans was $6.2 million. We fund our medical benefit plans on an as-needed basis.
The following table presents cumulative changes in other comprehensive income (loss) related to our benefit plans included as a component of equity for the periods presented, net of income tax. The related expenses are included in direct operating expenses in the Condensed Consolidated Statements of Operations.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands)
Beginning of period balance	$651	$(1,283)	$651	$(1,291)
Amortization of net prior service cost	(63)	41	(63)	41
Reclassification of loss to income	11	12	11	25
Income tax	—	(4)	—	(9)
End of period balance	$599	$(1,234)	$599	$(1,234)

Defined Contribution Plan
Western sponsors defined contribution plans under which Western, NTI and WNRL participants may contribute a percentage of their eligible compensation to various investment choices offered by these plans. For the three and six months ended June 30, 2016 and 2015, we expensed $4.5 million, $9.2 million, $4.4 million and $8.6 million, respectively, in connection with these plans.